UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 19, 2005

                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                     333-112636                 04-3310019
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


              60 Wall Street, New York, New York                  10005
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              (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code    (212) 250-2500
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Item 8.01   Other Events.
            ------------

            Attached hereto as Exhibit 4.1 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for the COMM 2005-C6 Commercial Mortgage Pass-Through Certificates. On August 19, 2005, Deutsche Mortgage & Asset Receiving Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as Depositor, Midland Loan Services, Inc., as the servicer with respect to all of the Mortgage Loans other than Mortgage Loans sold by GMAC Commercial Mortgage Corporation to the Company and the Loews Universal Hotel Portfolio Mortgage Loan, GMAC Commercial Mortgage Corporation as the servicer with respect to the Mortgage Loans sold to the Company by GMAC Commercial Mortgage Corporation and the Loews Universal Hotel Portfolio Mortgage Loan, GMAC Commercial Mortgage Corporation, as Special Servicer and Wells Fargo Bank, N.A., as Trustee and Paying Agent, of the COMM 2005-C6 Commercial Mortgage Pass-Through Certificates, issued in twenty-seven classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A, Class A-5B, Class A-1A, Class X-P, Class A-J, Class B, Class C and Class D Certificates were being offered by the Prospectus dated August 5, 2005, as supplemented by the Prospectus Supplement dated August 5, 2005.

      The exhibit hereto updates the Pooling and Servicing Agreement that was filed as exhibit 4.1 by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of August 19, 2005, by correcting the definition of the term "Class A-J Pass-Through Rate" and correcting the Original Lower-Tier Balance of the Class A-ABL-1 Component. Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement. The exhibit hereto supersedes and is deemed to be a substitute for the Pooling and Servicing Agreement that was filed as exhibit 4.1 by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of August 19, 2005.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit No.
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Exhibit 4.1       Pooling and Servicing Agreement, dated as of
                  August 1, 2005, by and among Deutsche
                  Mortgage & Asset Receiving Corporation, as
                  Depositor, Midland Loan Services, Inc., as the servicer with respect to all of the Mortgage Loans other than Mortgage Loans sold by GMAC Commercial Mortgage Corporation to the Depositor and the Loews Universal Hotel Portfolio Mortgage Loan, GMAC Commercial Mortgage Corporation as the servicer with respect to the Mortgage Loans sold to the Depositor by GMAC Commercial Mortgage Corporation and the Loews Universal Hotel Portfolio Mortgage Loan, GMAC Commercial Mortgage Corporation, as Special Servicer and Wells Fargo Bank, N.A., as Trustee and Paying Agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 2005

                                       DEUTSCHE MORTGAGE & ASSET
                                       RECEIVING CORPORATION



                                       By: /s/ Helaine M. Kaplan
                                          --------------------------------------
                                       Name:   Helaine M. Kaplan
                                       Title:  President



                                       By: /s/ Andrew Cherrick
                                          --------------------------------------
                                       Name:   Andrew Cherrick
                                       Title:  Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4.1 Pooling and Servicing Agreement, E dated as of August 1, 2005, by and among Deutsche Mortgage &
                                Asset Receiving Corporation, as
                                Depositor, Midland Loan Services,
                                Inc., as the servicer with
                                respect to all of the Mortgage
                                Loans other than Mortgage Loans
                                sold by GMAC Commercial Mortgage
                                Corporation to the Depositor and
                                the Loews Universal Hotel
                                Portfolio Mortgage Loan, GMAC
                                Commercial Mortgage Corporation
                                as the servicer with respect to
                                the Mortgage Loans sold to the
                                Depositor by GMAC Commercial
                                Mortgage Corporation and the
                                Loews Universal Hotel Portfolio
                                Mortgage Loan, GMAC Commercial
                                Mortgage Corporation, as Special
                                Servicer and Wells Fargo Bank,
                                N.A., as Trustee and Paying Agent.